UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 16, 2006
Kellogg Company
(Exact Name of Registrant as Specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

1-4171 (Commission File Number)	38-0710690 (IRS Employer Identification Number)
One Kellogg Square
Battle Creek, Michigan 49016-3599
(Address of Principal Executive Offices, Including Zip Code)

269-961-2000
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Purchase and Sale Agreement
Press Release of the Kellogg Company, February 17, 2006

Item 1.01. Entry into a Material Definitive Agreement.
On February 16, 2006, Kellogg Company (the “Company”) entered into a Stock Purchase and Sale Agreement (the “2006 Agreement”) with the W.K. Kellogg Foundation Trust (the “Selling Stockholder”), under which the Company has agreed to repurchase 12,784,751 shares of the Company’s common stock (the “Shares”) from the Selling Stockholder for cash for an aggregate purchase price of approximately $550 million, or $43.02 per Share. The closing (the “Closing”) of the purchase of the Shares is expected to occur on February 21, 2006.
Under an earlier Stock Purchase and Sale Agreement dated as of November 8, 2005 (the “2005 Agreement”) between the Company and the Selling Stockholder, (a) the Company repurchased $400 million of Shares from the Selling Stockholder and (b) the Company granted the Selling Stockholder certain registration rights and the Selling Stockholder provided the Company with a right to repurchase additional Shares under certain circumstances. Upon Closing, the registration and repurchase rights under the 2005 Agreement will be extinguished.
The 2006 Agreement also contains other customary provisions, including representations and warranties.
The Selling Stockholder owned approximately 27% of the outstanding Shares. Following the repurchase of $550 million of the Shares expected to occur on February 21, 2006, the Selling Stockholder is expected to own approximately 25% of the outstanding Shares,
The directors of the Company (other than Directors who are affiliated with the Selling Stockholder or the W.K. Kellogg Foundation) deliberated on and unanimously approved the 2006 Agreement.
The description of the Agreement set forth above is qualified in its entirety by reference to the Agreement, a copy of which is filed herewith as Exhibit 10.1.
Item 7.01. Regulation FD Disclosure.
On February 17, 2006, the Company issued a press release announcing the entry into the Agreement and the transactions contemplated by the Agreement. A copy of this press release is furnished herewith as Exhibit 99.01.
Item 9.01. Financial Statements and Exhibits.
Exhibit 10.1.
Purchase and Sale Agreement made as of February 16, 2006 between the W. K. Kellogg Foundation Trust and the Kellogg Company.
Exhibit 99.01
Press Release of the Kellogg Company, dated February 17, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kellogg Company (Registrant)
Date: February 17, 2006	By:	/s/ Jeffrey M. Boromisa
		Name:	Jeffrey M. Boromisa
		Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX
  10.1  Stock Purchase and Sale Agreement made as of February 16, 2006 between the W. K. Kellogg Foundation Trust and the Kellogg            Company.
99.01  Press Release of the Kellogg Company, dated February 17, 2006.